Exhibit 99.1

Halcon Resources Corporation

Introduction

Pro Forma Consolidated Financial Statements

(Unaudited)

The pro forma consolidated balance sheet of Halcon Resources Corporation (formerly RAM Energy Resources, Inc.) (the “Company”) at September 30, 2011 has been prepared to reflect the Halcon transaction which includes the issuance of 73,333,333 shares of common stock for $275 million and the issuance of $275 million face value of 8% senior subordinated convertible note due 2017 which will be convertible at the option of the holder after two years into shares of the Company’s common stock at a conversion price of $4.50 (the “Note”) and the issuance of five year warrants entitling the holders to purchase up to 36,666,667 shares of common stock at an exercise price of $4.50 per share (the “Warrants”), both for proceeds of $275 million. Additionally, the pro forma consolidated balance sheet reflects issuance of a new senior revolving credit facility (the “Credit Agreement”) which provides for a $500 million facility with an initial borrowing base of $225 million, the paydown and termination of the Company’s revolving credit facility and second lien term facility and change in control payments resulting from the Halcon transaction. The pro forma consolidated balance sheet gives effect to such transactions as if they had occurred on September 30, 2011.

The pro forma consolidated statements of operations for the year ended December 31, 2010 and the nine months ended September 30, 2011 have been prepared to reflect the issuance of $275 million face value Note, issuance of the Credit Agreement and the paydown of the revolving credit facility and second lien term facility as if such transactions occurred on January 1, 2010.

The Company approved a one-for-three reverse stock split, effective February 10, 2012. All share and per share amounts included in the discussion, historical and pro forma financial statements and footnotes reflect the reverse stock split.

These unaudited pro forma consolidated financial statements have been prepared for informational purposes only and do not purport to present what the Company’s results would actually have been had these transactions actually occurred on the dates presented or to project the Company’s results of operations or financial position for any future period. You should read the information set forth below together with the Company’s consolidated financial statements, including the notes thereto, included in the Company’s Report on Form 10-K for the year ended December 31, 2010, as well as the Company’s consolidated financial statements, including the notes thereto, included in the Quarterly Report on Form 10-Q for the nine months ended September 30, 2011. You should not rely on the unaudited pro forma financial statements as an indication of the results of operations or financial position that would have been achieved if the transaction had taken place earlier or of the results of operations or financial position of the Company after the completion of the transaction. The pro forma financial information is presented for illustrative purposes only as prepared under guidelines of the Securities and Exchange Commission and is not intended to be indicative of the operating results that would have occurred if the Halcon transaction had been consummated in accordance with the assumptions set forth below, and it’s not intended to be a forecast of future operating results or financial position.

Halcon Resources Corporation

Pro Forma Consolidated Balance Sheet

September 30, 2011

(unaudited)

(in thousands, except per share amounts)

Basis of Presentation

The pro forma consolidated balance sheet at September 30, 2011 has been prepared to reflect the Halcon transaction, deferred loan costs incurred on the Credit Agreement, paydown and termination of the revolving credit facility and the second lien term facility, including novation of the Company’s oil and gas derivative instruments and payoff of the Company’s interest rate derivative instruments, and change of control payments resulting from the Halcon transaction as if such transactions occurred on September 30, 2011.

								Change In		Tax effect
		Halcon		Debt		New Credit		Control		of Adjustments
	Historical	Transaction		Paydown		Agreement		Payments		and Other		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	44	275,000	(1)	(200,000	)(3)	(1,752	)(5)	(4,575	)(6)			324,811
		(5,632	)(1)	(1,569	)(3)			(3,808	)(7)
		275,000	(2)	(475	)(3)			(840	)(8)
		(5,040	)(2)	(413	)(4)
		(562	)(2)	(567	)(4)
Accounts Receivable:
Oil and natural gas sales	8,394											8,394
Joint interest billing	443											443
Other	452											452
Derivative assets	5,070											5,070
Prepaid expenses	540											540
Deferred tax asset	0											0
Inventory	3,883											3,883
Other current assets	537											537

Total current assets	19,363	538,766		(203,024)		(1,752	)(5)	(9,223)		0		344,130
PROPERTIES AND EQUIPMENT, AT COST:

Proved oil and natural gas properties and equipment, using full cost accounting	708,984											708,984
Other property and equipment	10,471											10,471

	719,455	0		0		0		0		0		719,455
Less accumulated depreciation, amortization and impairment	(505,179)											(505,179)

Total properties and equipment	214,276	0		0		0		0		0		214,276
OTHER ASSETS:
Deferred tax asset	26,289									7,719	(9)	34,008
Derivative assets	8,125											8,125
Deferred loan costs	6,287	5,040	(2)	(3,095	)(3)	1,752	(5)					6,792
				(3,192	)(3)
Other	988											988

Total assets	275,328	543,806		(209,311)		0		(9,223)		7,719		608,319

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable:
Trade	10,361											10,361
Oil and natural gas proceeds due others	8,924											8,924
Other	3											3
Accrued liabilities:
Compensation	1,524							(337	)(6)			1,187
Interest	475			(475	)(3)							0
Income taxes	318											318
Other	97											97
Deferred tax liability	2,891									1,248	(9)	4,139
Derivative liabilities	264			(264	)(4)							0
Asset retirement obligations	367											367
Long-term debt due within one year	146											146

Total current liabilities	25,370	0		(739)		0		(337)		1,248		25,542
DERIVATIVE LIABILITIES	303			(303	)(4)							0
LONG-TERM DEBT	200,252	248,961	(2)	(200,000	)(3)							249,213

ASSET RETIREMENT OBLIGATIONS	31,968											31,968
OTHER LONG-TERM LIABILITIES	10											10
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, $0.0001 par value	3	7	(1)									10
Additional paid-in capital	228,621	274,993	(1)					2,496	(7)			525,955
		(5,632	)(1)
		26,039	(2)
		(562	)(2)
Treasury stock	(7,093)							(1,827	)(7)			(8,920)
Accumulated deficit	(204,106)			(1,569	)(3)			(4,238	)(6)	6,471	(9)	(215,459)
				(3,095	)(3)			(4,477	)(7)
				(3,192	)(3)
				(413	)(4)			(840	)(8)

Stockholders’ equity	17,425	294,845		(8,269)		0		(8,886)		6,471		301,586

Total liabilities and stockholders’ equity	275,328	543,806		(209,311)		0		(9,223)		7,719		608,319

(1)	To reflect the issuance of 73,333,333 (adjusted for the one-for-three reverse stock split) shares of common stock for proceeds of $275 million and estimated equity issuance costs of $5.6 million.
(2)	To reflect the issuance of a $275 million face value Note and the issuance of Warrants. This adjustment also includes estimated debt issue costs of $5.0 million and estimated warrant issuance costs of $562,000. The Note is reflected at fair value, resulting in a discount of $26.0 million from face value.
(3)	To reflect paydown on the Company’s revolving credit facility and second lien term loan of $200 million, including $0.5 million in accrued interest and prepayment and other miscellaneous fees of $1.6 million. Additionally to reflect the write-off of unamortized debt issue costs related to the second lien term loan and the revolving credit facility of $3.1 million and $3.2 million, respectively, due to termination of the facilities upon the change in control resulting from the Halcon transaction.
(4)	To reflect $0.4 million of fees incurred to transfer the Company’s oil and gas derivative contracts to a new counterparty and to reflect $0.6 million as settlement of the Company’s interest rate derivative instruments. These transactions were required as part of the credit facility debt refinancing.
(5)	To reflect debt issue costs incurred on the Company’s new Credit Agreement.
(6)	To reflect change in control payments payable to the officers of the Company.
(7)	To reflect exercise of all share appreciation rights and accelerated vesting of unvested employee restricted stock shares resulting from the change in control, as well as net share settlements for employee taxes resulting in the acquisition of treasury stock.
(8)	To reflect a termination payment pursuant to a special retainer agreement with the Company’s outside law firm. The retainer agreement provides for a termination payment in the event of a change in control of approximately $840,000.
(9)	To reflect the tax effect of the pro forma balance sheet adjustments using the statutory tax rate.

Halcon Resources Corporation.

Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2010

(unaudited)

(in thousands, except share and per share amounts)

Basis of Presentation

The pro forma consolidated statement of operations has been prepared to reflect adjustments due to changes in the Company’s borrowings resulting from the issuance of $275 million face value Note, the issuance of a new Credit Agreement and the paydown and termination of the Company’s revolving credit facility and second lien term facility as if such transactions occurred on January 1, 2010. Non-recurring expenses have been omitted.

				Paydown of
		Issue Note and		Credit		Tax
	Historical	Credit Agreement		Facilities		Effect		Proforma
REVENUES AND OTHER OPERATING INCOME:
Oil and natural gas sales
Oil	$76,563							$76,563
Natural gas	20,265							20,265
NGLs	14,156							14,156

Total oil and natural gas sales	110,984	—		—		—		110,984
Realized losses on derivatives	(5,193)							(5,193)
Unrealized gains on derivatives	6,386							6,386
Other	157							157

Total revenues and other operating income	112,334	—		—		—		112,334

OPERATING EXPENSES:
Oil and natural gas production taxes	6,063							6,063
Oil and natural gas production expenses	33,891							33,891
Depreciation and amortization	27,225							27,225
Accretion expense	1,527							1,527
Share-based compensation	3,110							3,110
General and administrative, overhead and other expenses, net of operator’s overhead fees	14,799							14,799

Total operating expenses	86,615	—		—		—		86,615

Operating income	25,719	—		—		—		25,719

OTHER INCOME (EXPENSE):
Interest expense	(22,655)	(22,000	)(1)	20,523	(3)			(27,622)
		(1,008	)(1)	2,088	(3)
		(4,220	)(1)
		(350	)(2)
Interest income	27							27
Other income	321							321

INCOME (LOSS) BEFORE INCOME TAXES	3,412	(27,578)		22,611		—		(1,555)
INCOME TAX PROVISION (BENEFIT)	995					(1,803	)(4)	(808)

Net income (loss)	$2,417	$(27,578)		$22,611		$1,803		$(747)

BASIC INCOME (LOSS) PER SHARE	$0.09							$(0.01	)(5)

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	26,142,060							99,475,393

DILUTED INCOME (LOSS) PER SHARE	$0.09							$(0.01	)(5)

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	26,142,060							99,475,393

(1)	To reflect an increase in interest expense ($22.0 million) and adjust interest expense for debt issue cost amortization ($1.0 million) and debt discount amortization ($4.2 million) related to the issuance of $275 million face value Note. Assumes interest payments are paid in cash and are not paid in kind by the issuance of additional notes to satisfy accrued interest.
(2)	To reflect debt issue cost amortization ($0.4 million) on the new Credit Agreement.
(3)	To reflect a reduction of interest expense ($20.5 million) and debt issue cost amortization ($2.1 million) resulting from the paydown and termination of the revolving credit facility and the second lien term facility.
(4)	To reflect the tax effect of pro forma interest expense adjustments using the statutory tax rate.
(5)	Basic and diluted earnings per share were calculated by increasing the historical weighted average shares outstanding of 26,142,060 by 73,333,333 common shares pursuant to the terms of the Halcon transaction. The Note and Warrants are antidilutive and were not included in the diluted earnings per share calculation. Share and per share amounts reflect the one-for-three reverse stock split.

Material nonrecurring items that result directly from this transaction and will be included in our income within twelve months following this transaction and are not included in the above pro forma income statements are as follows:

The issuance of stock contemplated by this transaction will result in a change of control. The officers will receive change in control payments of approximately $4.6 million.

The change in control will result in the exercise of all share appreciation rights and accelerated vesting for all unvested restricted stock shares issued to employees and officers of the Company. Expense to be recorded upon the change in control is approximately $4.5 million.

Prepayment of the second lien term facility will result in a prepayment fee of approximately $1.5 million.

The Company will expense unamortized debt issue costs related to the second lien term loan and the revolving credit facility of $3.1 million and $3.2 million, respectively, due to termination of the facilities upon the change in control. Transfer of the Company’s oil and gas derivative instruments to a new counterparty will result in fees of $0.4 million.

Settlement of the Company’s interest rate derivative instruments will result in realized losses of $0.6 million.

The Company is a party to a special retainer agreement with its outside law firm. The retainer agreement provides for a termination payment in the event of a change in control of approximately $840,000.

Halcon Resources Corporation.

Pro Forma Consolidated Statement of Operations

Nine Months Ended September 30, 2011

(Unaudited)

(in thousands, except share and per share amounts)

Basis of Presentation

The pro forma consolidated statement of operations has been prepared to reflect adjustments due to changes in the Company’s borrowings resulting from the issuance of the $275 million face value Note, the issuance of a new Credit Agreement, the paydown and termination of the Company’s revolving credit facility and second lien term loan facility and the payoff of the Company’s interest rate derivatives as if such transactions occurred on January 1, 2010. Non-recurring expenses have been omitted.

				Paydown of
		Issue Note and		Credit		Tax
	Historical	Credit Agreement		Facilities		Effect		Proforma
REVENUES AND OTHER OPERATING INCOME:
Oil and natural gas sales
Oil	$62,150							$62,150
Natural gas	8,252							8,252
NGLs	7,582							7,582

Total oil and natural gas sales	77,984	—		—		—		77,984
Realized losses on derivatives	(1,186)							(1,186)
Unrealized gains on derivatives	18,519							18,519
Other	124							124

Total revenues and other operating income	95,441	—		—		—		95,441

OPERATING EXPENSES:
Oil and natural gas production taxes	4,280							4,280
Oil and natural gas production expenses	24,048							24,048
Depreciation and amortization	15,654							15,654
Accretion expense	1,223							1,223
Share-based compensation	2,227							2,227
General and administrative, overhead and other expenses, net of operator’s overhead fees	10,913							10,913

Total operating expenses	58,345	—		—		—		58,345

Operating income	37,096	—		—		—		37,096

OTHER INCOME (EXPENSE):
Interest expense	(13,750)	(16,500	)(1)	10,390	(3)			(21,053)
		(756	)(1)	3,325	(3)
		(3,499	)(1)
		(263	)(2)
Interest income	4							4
Loss on interest rate derivatives	(698)			698	(4)			—
Other expense	(572)							(572)

INCOME BEFORE INCOME TAXES	22,080	(21,018)		14,413		—		15,475
INCOME TAX PROVISION (BENEFIT)	11,279					(2,398	)(5)	8,881

Net income (loss)	$10,801	$(21,018)		$14,413		$2,398		$6,594

BASIC INCOME (LOSS) PER SHARE	$0.41							$0.07 (6)

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	26,254,267							99,587,600

DILUTED INCOME (LOSS) PER SHARE	$0.41							$0.07 (6)

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	26,254,267							99,587,600

(1)	To reflect an increase in interest expense ($16.5 million) and adjust interest expense for debt issue cost amortization ($0.8 million) and debt discount amortization ($3.5 million) related to the issuance of $275 million face value Note.
(2)	To reflect an increase in interest expense ($0.3 million) for debt issue cost amortization related to the issuance of the Credit Agreement.
(3)	To reflect a reduction of interest expense ($10.4 million) and debt issue cost amortization ($3.3 million) resulting from the paydown and termination of the revolving credit facility and the second lien term facility.
(4)	To reflect the reduction of loss on interest rate derivatives resulting from the settlement of all interest rate contracts.
(5)	To reflect the tax effect of pro forma income statements adjustments using the statutory tax rate.
(6)	Basic and diluted earnings per share were calculated by increasing the historical weighted average shares outstanding of 26,254,267 by 73,333,333 common shares pursuant to the terms of the Halcon transaction. The Note and Warrants are antidilutive and were not included in the diluted earnings per share calculation. Share and per share amounts reflect the one-for-three reverse stock split.